SECOND AMENDMENT TO THE
INTERFACE, INC. NONQUALIFIED SAVINGS PLAN II

THIS AMENDMENT to the Interface, Inc. Nonqualified Savings Plan II (the “Plan”) is made on this 20th day of December, 2006, by the Administrative Committee.

WITNESSETH:

WHEREAS, Interface, Inc. maintains the Plan for the benefit of certain of its key management and highly compensated employees; and

WHEREAS, Section 9.1 of the Plan provides that the Administrative Committee has the right to amend the Plan at any time; and

WHEREAS, the American Jobs Creation Act of 2004 added Section 409A to the Internal Revenue Code of 1986, and Section 409A imposes various new requirements on nonqualified deferred compensation plans, such as the Plan, generally beginning on January 1, 2005; and

WHEREAS, the Internal Revenue Service has established certain transition rules to permit nonqualified deferred compensation plans to come into compliance with Section 409A (the “409A Transition Rules”); and

WHEREAS, the Administrative Committee desires to amend the Plan to take advantage of certain of the 409A Transition Rules; and

WHEREAS, the Administrative Committee desires to amend the NSP II effective January 1, 2007 for certain other changes in plan design;

NOW, THEREFORE, the Plan is hereby amended as follows:

1.            Effective as of January 1, 2007, Section 1.15 is deleted in its entirety, and a new Section 1.15 is added to read as follows:

1.15            Deferral Election shall mean a written election form (or election in any other format permitted by the Administrative Committee) on which a Participant may elect to defer under the Plan a portion of his Base Pay, Commissions or Bonuses.

2.            Effective as of January 1, 2007, Section 3.2 is deleted in its entirety, and a new Section 3.2 is added to read as follows:

3.2            Deferral Contributions.

Each Eligible Employee who is or becomes eligible to participate in the Plan for all or any portion of a Plan Year may elect to have Deferral Contributions made on his behalf for such Plan Year by completing and delivering to the Administrative Committee (or its designee) Deferral Elections setting forth the terms of his election.  Subject to the terms and conditions set forth below, Deferral Elections may provide for the reduction of an Eligible Employee’s (i) Base Pay payable each payroll period, (ii) Commissions payable each payroll period, and (iii) Bonuses payable during the Plan Year for which the Deferral Elections are in effect.  Subject to any modifications, additions or exceptions that the Administrative Committee, in its sole discretion, deems necessary, appropriate or helpful, the following terms shall apply to such elections:

(a)            Effective Date.

           (i)            Initial Deferral Elections.  A Participant’s initial Deferral Elections with respect to his Base Pay, Commissions or Bonuses for any Plan Year shall be effective for the first payroll period beginning on or after the date the Deferral Elections become effective.  To be effective, a Participant’s initial Deferral Elections must be made within the time period prescribed by the Administrative Committee (generally, before the first day of the Plan Year in which his Base Pay, Commissions and Bonuses will be earned, or, if later, within 30 days after the date on which his participation becomes effective pursuant to Plan Section 2.1(b)). If an Eligible Employee fails to submit Deferral Elections in a timely manner, he shall be deemed to have elected not to participate in the Plan for that Plan Year.

        (ii)            Subsequent Deferral Elections. A Participant’s subsequent Deferral Elections with respect to his Base Pay, Commissions or Bonuses for any Plan Year must be made on or before the last day of the Plan Year immediately preceding the Plan Year for which he desires to participate and in which the Base Pay, Commissions and Bonuses to be deferred are earned.

       (b)            Term.  Each Participant’s Deferral Elections shall remain in effect for all such Base Pay, Commissions and Bonuses payable during a Plan Year and subsequent Plan Years until the earliest of (i) the date the Participant ceases to be an active Participant for such Plan Year, or (ii) the date the Participant makes subsequent Deferral Elections applicable for amounts earned during a subsequent Plan Year.  If a Participant is transferred from the employment of one Participating Company to the employment of another Participating Company, his Deferral Elections with the first Participating Company will remain in effect and will apply to his Base Pay, Commissions and Bonuses from the second Participating Company until the earlier of those events set forth in the preceding sentence.

        (c)            Amount.  A Participant may elect to defer (1) his Base Pay payable each payroll period in 1 percent increments, up to a maximum of 80 percent, (2) his Commissions payable each payroll period in 1 percent increments, up to a maximum of 80 percent, and (2) his Bonuses payable in 1 percent increments, up to a maximum of 100 percent.

        (d)            Crediting of Deferred Base Pay, Commissions and Bonuses.  For each Plan Year that a Participant has Deferral Elections in effect, the Administrative Committee shall credit the amount of such Participant’s Deferral Contributions to his Account on, or as soon as practicable after, the Valuation Date on which such amount would have been paid to him but for his Deferral Elections.

3.            Effective January 1, 2007, Subsection 3.3(a)(i) is deleted in its entirety, and a new Subsection 3.3(a)(i) is added to read as follows:

    (i)            50 percent multiplied by the lesser of (A) the sum of the maximum amount of deferrals that the Participant could have made to the Savings and Investment Plan for such Plan Year, plus the Participant’s deferrals to the Plan for such Plan Year, or (B) 6 percent of the Participant’s Compensation for such Plan Year; and

4.            Effective January 1, 2007, Subsection 5.1(b) is deleted in its entirety, and a new Subsection 5.1(b) is added to read as follows:

(b)            Timing of Distribution.

(i)            General Rule.  Except as provided in subsections (b)(ii), (iii), (iv) or (vi) hereof, the vested benefit payable to a Participant under this Section shall be made or commenced as soon as administratively feasible during the calendar quarter immediately following the date on which the Participant separates from service with the Controlling Company and all other members of the Controlled Group for any reason other than death.

(ii)            Separation from Service Distribution Date Election.  A Participant may elect, at the time he makes a Deferral Election for each Plan Year, to have his Annual Account Balance that become payable under subsection (b)(i) paid as soon as administratively feasible after the first day of the calendar quarter immediately following his separation from service or February 1 of the calendar year immediately following the calendar year in which his separation from service occurs.

(iii)            In-Service Distribution Date Election.  A Participant may elect, at the time he makes a Deferral Election for each Plan Year, to have his Account balance attributable to Deferral, Matching and Discretionary Contributions (including earnings) for such Plan Year (his “Annual Account Balance”) paid (or commenced) as soon as administratively feasible after the earlier of April 1 of any year specified in such Deferral Election (but not earlier than the Plan Year immediately following the Plan Year for which the Deferral Election applies) or the first day of the calendar quarter immediately following the date on which the Participant separates from service.  A Participant’s election hereunder will apply to all subsequent years’ Annual Account Balances until he changes it.  If a Participant does not make an election hereunder or to the extent that his Annual Account Balance is not fully vested as of the specified benefit commencement date, he shall be deemed to have elected the date described in subsection (b)(i) hereof as the benefit commencement date for his vested Account balance.

(iv)            Modifications of Benefit Commencement Date.  With respect to an initially scheduled benefit commencement date specified in accordance with subsection (b)(iii) hereof, a Participant who has not yet reached such initially scheduled benefit commencement date may elect, at least 1 year before such date, to delay the payment (or commencement) of his Annual Account Balance payable on such date to a later date, and such Annual Account Balance shall be paid (or commenced) as soon as administratively feasible after such delayed date; provided, any election to delay payment will be effective only if the Participant elects a rescheduled benefit commencement date that is no earlier than the fifth anniversary of the initially scheduled benefit commencement date.  If a Participant separates from service prior to his modified benefit commencement date, his Annual Account Balance shall be paid (or commence to be paid) as soon as administratively feasible after the date the Participant separates from service with the Controlling Company and all other members of the Controlled Group for any reason other than death.  A Participant may not modify any elections made in accordance with subsection (b)(ii) hereof.

(v)            Number of Benefit Commencement Dates.  A Participant may elect a different benefit commencement date with respect to each Annual Account Balance.  The Administrative Committee shall cause to be paid (or commence the payment of) the Participant’s benefit as soon as administratively feasible after the time(s) determined in this subsection (b).

(vi)            Distributions to Key Employees.  If a Participant is a Key Employee and his Annual Account Balance is payable as a result of his separation from service, his vested benefit shall not be paid (or commence to be paid) before the date which is 6 months after his separation from service or such earlier time as may be permitted under applicable law.

5.            Effective January 1, 2007, Section 5.2 is deleted in its entirety, and a new Section 5.2 is added to read as follows:

5.2            Form of Distribution.

(a)            Benefit Payments Upon Separation from Service.  A Participant may elect to have his Annual Account Balance (or any portion thereof) that is payable under Section 5.1(b)(i) as the result of the Participant’s separation from service, at the time he makes his Deferral Election for such Plan Year, paid in the form of a single-sum payment or in annual installments over a 2 to 10-year period, as elected by the Participant.  A Participant’s election under this subsection (a) shall apply during the Plan Year and during subsequent Plan Years until the date the Participant makes a subsequent election under this subsection (a) applicable for amounts deferred during a subsequent Plan Year.  If a Participant does not make an election under this subsection (a), then any portion of his Account that is payable under Subsection 5.1(b)(i) shall be paid in the form of a single-sum payment.  A Participant may not modify any elections made in accordance with this subsection (a).  The following terms and conditions shall apply to installment payments made under this subsection (a):

(i)            The installment payments shall be made in substantially equal annual installments and shall be adjusted for earnings between payments in the manner described in Section 3.7.

(ii)            Installment payments made after the initial installment payment (made in accordance with the terms of Section 5.1(b)(i) or Section 5.1(b)(ii), as applicable) shall be made as soon as administratively feasible after February 1 of the applicable calendar year.

(iii)            If a Participant dies after payment of his benefit from the Plan has begun, but before his entire benefit has been distributed, the remaining amount of his benefit shall be distributed to the Participant’s designated Beneficiary in the form of a single-sum payment.

(iv)            Notwithstanding a Participant’s election of installment payments under this subsection (a), if the Participant’s employment with the Controlling Company and all other members of the Controlled Group terminates before he has participated in the Plan for at least 5 full Plan Years, his benefit shall be paid in the form of a single-sum payment.

(v)            Notwithstanding a Participant’s election of installment payments under this subsection (a), if the portion of the Participant’s Account to which such installment payment election applies is less than $25,000, his benefit shall be paid in the form of a single-sum payment.

(b)            Scheduled In-Service Benefit Payments.  If a Participant elects to have his Annual Account Balance paid upon a specified date in accordance with Section 5.1(b)(iii), he may elect, at the time he makes his Deferral Election for such Plan Year, to have his Annual Account Balance paid in the form of a single-sum payment or in annual installments over a 2 to 5-year period, as elected by the Participant.

(i)            Installment Payments.  The following terms and conditions shall apply to installment payments made under this subsection (b):

(A)            The installment payments shall be made in substantially equal annual installments and shall be adjusted for earnings between payments in the manner described in Section 3.7.

(B)            If a Participant separates from service with the Controlling Company after payment of his Annual Account Balance from the Plan has begun, such Annual Account Balance shall continue to be paid in accordance with the terms of this subsection (b). If a Participant separates from service with the Controlling Company before payment of his Annual Account Balance from the Plan has begun, such Annual Account Balance shall be paid in accordance with the terms of subsection (a) hereof.

(C)            If a Participant dies after payment of his Annual Account Balance from the Plan has begun, but before his entire Annual Account Balance has been distributed, the remaining amount of his Annual Account Balance shall be distributed to the Participant’s designated Beneficiary in the form of a single-sum payment.

(D)            Notwithstanding a Participant’s election of installment payments under this subsection (b), if the portion of the Participant’s Account to which such installment payment election applies is less than $5,000, his benefit shall be paid in the form of a single-sum payment.

(ii)            Modifications of Form of Distribution.  With respect to form of distribution specified in accordance with this subsection (b) hereof, a Participant who has not yet reached the scheduled benefit commencement date for such Annual Account Balance may elect, at least 1 year prior to such date, to change the form of distribution applicable to such Annual Account Balance; provided, any election to delay payment will be effective only if the Participant elects a rescheduled benefit commencement date that is no earlier than the fifth anniversary of the initially scheduled benefit commencement date.  If a Participant separates from service prior to his modified benefit commencement date, his Annual Account Balance shall be paid (or commence to be paid) in accordance with Section 5.1(b)(i).

6.            Effective as of January 1, 2007, Section 5.4 is deleted in its entirety, and a new Section 5.4 is added to read as follows:

5.4            Hardship Distributions.  Upon receipt of an application for an in-service hardship distribution and the Administrative Committee’s decision, made in its sole discretion, that a Participant has suffered a Financial Hardship, such Participant shall be entitled to receive an in-service distribution, provided he is an employee of a Participating Company at the time of such distribution.  Such distribution shall be paid in a single-sum payment as soon as administratively feasible after the Administrative Committee determines that the Participant has incurred a Financial Hardship.  The amount of such single-sum payment shall be limited to the amount that the Administrative Committee determines is reasonably necessary to meet the Participant’s requirements resulting from the Financial Hardship plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution.  The amount of such distribution shall reduce the Participant’s Account balance as provided in Section 3.6.  In addition, any Deferral Election of an active Participant receiving a hardship distribution shall immediately be revoked and the Participant shall not be eligible to make Deferral Contributions until the immediately following Plan Year.  Notwithstanding anything in this Section 5.4 to the contrary, all hardship distributions shall be subject to the requirements applicable to distributions on account of unforeseeable emergency under Code Section 409A.

7.            The following language is added to the end of Exhibit A:

Elections made by Participants to defer compensation earned during 2006 an receive (or begin receiving) payment of such compensation in 2007 shall be honored; provided, such elections shall be honored only as permitted under Q/A-19 of IRS Notice 2005-1 and shall not defer payments which a Participant would otherwise receive in 2006, or cause payments to be made in 2006.

8.            Except as specified herein, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, Interface, Inc. has caused its duly authorized officer to execute this Amendment on the date first written above.

INTERFACE, INC.

By: /s/ Raymond S. Willoch
Title: Sr. Vice President, Admin.